ATLAS FUNDS
                     Supplement dated February 18, 2005, to
            Statement of Additional Information dated April 30, 2004

On page 57 of the Statement of Additional Information, the following disclosure is inserted immediately following the section entitled "12b-1 Distribution Plan:"

PAYMENTS TO CERTAIN INTERMEDIARIES

     Apart from the Distribution Plan, either the Adviser or the Distributor, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Fund, including compensation to broker-dealers or other intermediaries in consideration of promotional or administrative services.

     Payments may be made to firms such as 401(k) and other retirement plan administrators, wrap program sponsors and administrators, mutual fund marketplaces and networks, financial advisory and planning firms, broker-dealers, and other financial intermediaries. Payments may relate to selling and/or servicing activities, such as: access to an intermediary's customers or network; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesaling activities; conferences; retention of assets; new sales of Fund shares, and a wide range of other activities. Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer certain Funds as part of a special preferred-list or other preferred treatment program. The Adviser and the Distributor may pay extra compensation out of their own resources to financial services firms selling or servicing Fund shares.

     Payments were made during the Funds' most recent fiscal year to Edgewood Services, Inc., Charles Schwab & Co., Inc., Fidelity Investments (National
Financial Services, LLC), Wells Fargo Bank, N.A., and TD Waterhouse (National Investor Services Corporation).

     Firms that receive these various types of payments may have a conflict of interest in selling the Funds rather than other mutual funds, particularly if these payments exceed the amounts paid by other mutual funds.

On  Page  16  of  the   Statement  of  Additional   Information,   "Credit  Swap
Transactions" and "Risks Associated with Swaps" are replaced with the following:

     4. CREDIT DEFAULT SWAP TRANSACTIONS

     Each Bond Fund may enter into credit default swap transactions to seek to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. As the purchaser in such a transaction, the Fund makes a periodic stream of payments to a counterparty over the term of the contract, provided that no default occurs on a referenced debt obligation of a U.S. or foreign issuer. In the event of a default on the obligation by the issuer, the counterparty would be required to pay to the Fund the par (or other agreed-upon value) of the referenced debt obligation. The Fund may also act as the seller in such a transaction, in which case it would function as the counterparty referred to above.

     Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. A Fund entering into these transactions records an increase or decrease to interest income in the amount due to or owed by the Fund at termination or settlement. The Funds act as purchasers in credit default swap transactions only with respect to corporate obligations they own or, in the case of sovereign debt of a foreign country, either the reference

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obligation,  any sovereign debt of the issuing  foreign  country,  or sovereign debt of any other country that the Sub-Adviser determines is closely correlated as an inexact bona fide hedge.

     5. RISKS ASSOCIATED WITH SWAPS

     The risks associated with swaps, and interest rate caps and floors are similar to those described previously with respect to over-the-counter options. In connection with such transactions, the Fund involved relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous. Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund is long or short the swap, respectively).

On Page 54 of the Statement of Additional Information, the "INVESTMENT ADVISORY AND OTHER SERVICES" section is amended to include the following:

     Effective October 19, 2004, New York Life Investment Management LLC is the new investment Sub-Adviser to the Atlas Balanced Fund. Effective October 20, 2004, Renaissance Investment Management is the new Sub-Adviser to the Atlas Strategic Growth Fund. Effective December 1, 2004, Boston Safe Advisors, Inc. is the new Sub-Adviser to the Atlas U.S. Treasury Money Fund and the Atlas Money Market Fund. As compensation for the services rendered under each new sub-advisory agreement, Atlas Advisers pays each new Sub-Adviser a fee at an annual rate equal to the following percentages:

FUND                                    ANNUAL SUB-ADVISORY FEE
Atlas Balanced Fund                     .35% on the first $100 million in assets
                                        .25% over $100 million in assets
Atlas Strategic Growth Fund             .35% on the first $75 million in assets
                                        .25% over $75 million in assets
Atlas U.S. Treasury Money Fund          .10% on daily net assets
Atlas Money Market Fund                 .10% on daily net assets